EATON VANCE MULTI-ASSET CREDIT FUND

(the “Fund”)

Supplement to Summary Prospectus and Prospectus dated March 1, 2026 as may be supplemented and/or revised from time to time

The following changes are effective September 30, 2026:

1. The following replaces “Portfolio Managers” under “Fund Summary” in the Fund’s Prospectus:

Portfolio Managers Name	Title	Date Began Managing Fund
Justin H. Bourgette, CFA	Managing Director of Morgan Stanley and Vice President of Eaton Vance	October 2011
Jeffrey D. Mueller	Managing Director of Morgan Stanley and EVAIL	December 2018
Kelley Gerrity	Managing Director of Morgan Stanley and Vice President of Eaton Vance	March 2019
Chris Stadtler, CFA	Executive Director of Morgan Stanley and Vice President of Eaton Vance	September 30, 2026

2. The following replaces the seventh paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

Justin H. Bourgette, CFA, Jeffrey D. Mueller, Kelley Gerrity and Chris Stadtler, CFA are the Fund’s portfolio managers. Ms. Gerrity and Mr. Bourgette are Managing Directors of Morgan Stanley and Vice Presidents of Eaton Vance and Mr. Stadtler is an Executive Director of Morgan Stanley and a Vice President of Eaton Vance. Mr. Mueller is a Managing Director of Morgan Stanley and of EVAIL. Ms. Gerrity and Messrs. Bourgette and Mueller have been employed by the Morgan Stanley organization for more than five years. Mr. Stadtler began his career at Eaton Vance and was a member of the Floating-Rate research team until 2018 when he joined Goldman Sachs Asset Management. Prior to rejoining the firm in March 2026, Mr. Stadtler served as a portfolio manager on Goldman Sachs Asset Management’s floating-rate products.

August 4, 2026	48692-00 8.4.26